EXHIBTI 10.4

                                   ITEM 1, (6)

             SETTLEMENT AGREEMENT AND MUTUTAL RELEASE OF ALL CLAIMS
                                     BETWEEN
            PHOENIX RESOURCES TECHNOLOGIES, INC. AND 710 CORPORATION,
                HAH PETROLEUM, INC., AND TOP DRILLING CORPORATION
                              DATED AUGUST 13, 1996

              SETTLEMENT AGREEMENT AND MUTUAL RELEASE OF ALL CLAIMS
              -----------------------------------------------------

THIS SETTLEMENT AGREEMENT AND MUTUAL RELEASE OF ALL CLAIMS, made this 13th day of August, 1996, by and between 710 CORPORATION, HAH PETROLEUM, INC and TOP DRJLLING CORPORATION, hereinafter sometimes referred to as parties of the first part; and PHOENIX RESOURCES TECHNOLOGIES, INC., formerly HUGHES RESOURCES. INC hereinafter sometimes referred to as parties of the second part.

                                    RECITALS

1 The parties hereby agree that all Oil and Gas Leases, personal property. equipment and real estate which were assigned by the parties of the first part to the parties of the second part during the past five years shall be reassigned by the parties of the second part to the parties of the first part

2 The parties have now resolved their differences and have agreed to settle and compromise all matters in dispute between them on the terms and conditions as set forth herein.

                   AGREEMENT AND MUTUAL RELEASE OF ALL CLAIMS

710 CORPORATION. HAM PETROLEUM. INC and TOP DRILLING CORPORATION. parties of the first part, and PHOENIX RESOURCES TECHNOLOGIES, INC. formerly HUGHES RESOURCES, INC., parties of the second part jointly and severally, agree to be legally bound hereby as follows;

     1. The parties of the second part hereby release all claims, causes of action, promissory notes, contracts and another evidence of debt or liability in regard to any and all previous contracts between the parties of the first part and the parties of the second part.

2. For and in consideration as provided for hereinabove and of the mutual promises exchanged herein, 710 CORPORATION, HAM PETROLEUM, INC and TOP DRILLING CORPORATION and PHOENIX RESOURCES TECHNOLOGIES, INC., formerly HUGHES RESOURCES, INC., have released, acquitted and discharged, and by these presents do hereby forever release, acquit and discharge, each, the other and the heirs, successors and assigns of each and all other persons, firms or corporations whatsoever, of and from any and all liability. claims. actions, causes of action, damages or demands, of every kind and character, in any manner, from any activity which occurred on or before the 13th day of August, 1996, whether arising directly or indirectly from any transactions between 710 CORPORATION, HAH PETROLEUM. INC. and TOP DRILLING CORPORATION, parties of the first part, and PHOENIX RESOURCES TECHNOLOGIES, INC., formerly HUGHES RESOURCES. INC. parties of the second part.

3. It is further expressly understood and agreed that this settlement is a compromise of disputed claims and that the consideration given in exchange therefore shall not in any way be construed as an admission of liability, negligence or fault of any kind to the other, or to any person, firm or corporation whatsoever, and that all such liability, negligence or fault is hereby expressly denied.

4. This agreement shall be executed in multiple counterparts, each of which shall be considered as an original.

5. This agreement shall be binding upon, and shall inure to the benefit of the parties hereto, their heirs, successors and assigns.

WITNESSETH the execution hereof all as of the date and year hereinabove written.

                                           710 CORPORATION
                                           By /s/ Ira M. Haught
                                           --------------------
                                           Its President

                                           HAH PETROLEUM, INC.
                                           By /s/ Robin J. Cook
                                           --------------------
                                           Its President

                                           TOP DRILLING CORPORATION
                                           By /s/ John P. Cook
                                           ------------------------
                                           Its President

                                           PHOENIX RESOURCES TECHOLOGIES. INC.
                                           Formerly HUGHES RESOURCE, INC.
                                           By /s/ James R. Ray
                                           ------------------------
                                           Its President



 STATE OF WEST VIRGINIA,
COUNTY OF RITCHIE, TO-WIT

          The foregoing instrument was acknowledged before me this 15th day of August, 1996, by Ira M. Haught President of 710 Corporation, on behalf of said corporation.

                                My commission expires: February 6, 2001

                                /s/ Roberta A. Montgomery
                                -------------------------
                                           Notary Public

                                                                         (Seal)


STATE OF WEST VIRGINIA.
COUNTY OF RITCHIE, TO-WIT

          The foregoing instrument was acknowledged before me this 15th day of August. 1996 by Robin J. Cook, President of HAH Petroleum, Inc., on behalf of said corporation.

                                My commission expires: May 21, 2006

                                /s/ John P. Cook
                                --------------------------
                                             Notary Public

                                                                       (Seal)

STATE OF WEST VIRGINIA,
COUNTY OF RITCHIE. TO-WIT.

          The foregoing instrument was acknowledged before me this 15th day of August, 1996 by John P. Cook, President of Top Drilling Corporation, on behalf of said corporation.

                                My commission expires: February 6, 2001

                                /s/ Roberta A. Montogery
                                ---------------------------
                                             Notary Public

                                                                        (Seal)

STATE OF ARIZONA
COUNTY OF MARICOPA, TO-WIT

          The foregoing instrument was acknowledged before me this 20th day of August, 1996, by James R. Ray, President of Phoenix Resources Technologies, Inc., formerly Hughes Resources, Inc., on behalf of said corporation.

                                My commission expires May 17, 199

                                /s/ Zoe Rudnicki
                                ---------------------------
                                     Notary Public
                                                                         (Seal)